Exhibit 99.4

Disclosure regarding forward-looking statements

This report includes statements that express our opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. We have based these forward-looking statements on our current views about future events. Words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “seek,” “intend,” “may be,” “objective,” “plan,” “predict,” “project,” “will be” and similar words or phrases, or the negative thereof are intended to identify such forward-looking statements. These forward-looking statements include all matters that are not historical facts. These forward-looking statements are not guarantees of future performance and are subject to numerous assumptions, risks and uncertainties. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. In addition to the specific risk factors described in the section entitled “Risk factors,” in our periodic reports, factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by us in this report include, among others, the following:

•                  changes in reimbursement rates, policies or payment practices by third-party payors;

•                  changes in law, governmental regulations or the interpretations thereof;

•                  changes brought about by the recent federal health care reform legislation;

•                  any failure to comply with existing and future government regulations;

•                  our ability to successfully integrate acquired businesses;

•                  the size of our self-insurance reserves and changes in the insurance market that affect our ability to obtain coverage at reasonable rates;

•                  the outcome or impact of ongoing or future litigation and regulatory actions;

•                  changes in labor costs;

•                  our ability to maintain our reputation and relationships with government agencies, advocacy groups for individuals with developmental disabilities and their families, and the public;

•                  our ability to maintain our status as a licensed service provider in certain jurisdictions;

•                  our ability to attract and retain experienced personnel, especially members of our senior management team;

•                  increased or more effective competition;

•                  the sufficiency of our cash flows and available borrowing for our operations and debt service obligations;

•                  variability in interest rates; and

•                  changes in our capital structure as a result of refinancing transactions.

We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements contained in this report. In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained in this report, those results or developments may not be indicative of results or developments in subsequent periods.

Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements that we make in this report speak only as of the date of those statements, and we undertake no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical.

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